COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

The Company insures the legal liability risks for our shipping activities with Assuranceforeningen SKULD and Assuranceforeningen Gard Gjensidig, both mutual protection and indemnity associations. We are subject to calls payable to the associations based on our claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

We have one vessel held under capital lease, the Golden Eclipse, that was sold by the Former Golden Ocean in 2008 and leased back for a period of ten years. We have the right to purchase the vessel at the dates and amounts as disclosed in Note. 17.

As of December 31, 2016, the joint venture that owns the Golden Opus had total bank debt outstanding of $17.9 million (2015: $18.3 million) and we had guaranteed 50% (2015: 50%) of this amount. Consequently, our maximum potential liability was $8.95 million (2015: $9.15 million) as of this date. We have not recorded any liability in respect of this arrangement.

We sold eight vessels to Ship Finance in the third quarter of 2015 and leased them back on charters for an initial period of ten years. We have a purchase option of $112 million en-bloc after ten years and, if such option is not exercised, Ship Finance will have the option to extend the charters by 3 years at $14,900 per day.

As of December 31, 2016, we had ten vessels under construction. The outstanding commitments for the ten newbuildings amounted to $303.2 million with contractual payments of $303.2 million in 2017. In early 2017, we took delivery of two Capesize newbuildings and two Supramax newbuildings, contracted with the remaining yards to postpone delivery of the remaining six Capesize newbuildings in 2018 and paid $9.8 million installments to the yard that resulted in commitments of $183.7 million with expected payments of additional $9.8 million in 2017 and $173.9 million in 2018, subject to final acceptance from the yard's refund fund bank's of two of the six amended contracts. As of December 31, 2015, we had eighteen vessels under construction. The outstanding commitments for the eighteen newbuildings amounted to $570.1 million with expected payments of $502.8 million in 2016 and $67.3 million in 2017 for expected delivery of sixteen vessels in 2016 and two vessels in 2017.

In 2016, we received $2.4 million in respect of claims for unpaid charter hire owed under bareboat charters of the VLCCs Titan Venus and Mayfair. The receipt was recorded as bareboat charter revenue as it related to services previously rendered under such terms. This amount was received as full and final settlement for the claims.

In 2016 the Company received a final arbitration award relating to a time charter party entered into in March 2006. The claimants were awarded approximately $9.8 million in total. The claim itself was an unsafe port allegation which falls under our protection and indemnity insurance and will be covered by our insurance company.

Except as described above, to the best of our knowledge, there are no legal or arbitration proceedings existing or pending which have had or may have significant effects on our financial position or profitability and no such proceedings are pending or known to be contemplated.